                       SUPPLEMENT DATED SEPTEMBER 1, 2000
                                       TO
                PROSPECTUSES DATED MAY 1, 2000 OR JUNE 30, 2000

This Supplement is intended to be distributed with (i) any prospectus of the John Hancock Variable Series Trust I ("Trust") that is dated May 1, 2000 or June 30, 2000 and that describes the Fundamental Mid Cap Growth Fund ("Fund"), and (ii) any prospectus of a variable life insurance policy or variable annuity contract issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance Company that is dated May 1, 2000 or June 30, 2000 and that contains a Fundamental Mid Cap Growth investment option. Each of the prospectuses referred to in item (i) above will hereinafter be referred to as a "Trust Prospectus" and each of the prospectuses referred to in item (ii) above will hereinafter be referred to as a "Product Prospectus".

On June 9, 2000, the Trust and John Hancock received notice from OppenheimerFunds, Inc. ("Oppenheimer") of Oppenheimer's intent to terminate its position as subadviser to the Fund within no more than 90 days. On July 14, 2000, the Board of Trustees of the Trust voted to terminate the sub-investment management agreement with Oppenheimer effective at the end of the day on July 31, 2000 and to enter into an interim sub-investment management agreement with Putnam Investment Management, Inc. ("Putnam") to act as subadviser to the Fund, effective August 1, 2000. The Board also voted to revise the investment objec-tives and policies of the Fund to, among other things, reflect Putnam's strat-egy of investing in large cap stocks as well as mid cap stocks and to change the name of the Fund from Fundamental Mid Cap Growth Fund to Fundamental Growth Fund to reflect that change in strategy.

As a result of the aforementioned actions, this Supplement amends each Product and Trust Prospectus in the following manner:

 . Each Product and Trust Prospectus is hereby amended by deleting each refer-ence to "Fundamental Mid Cap Growth" and substituting the words "Fundamental Growth".

 . Each Product Prospectus is hereby amended by revising the reference to Funda-mental Mid Cap Growth in the Variable Investment Option box on the cover page to read as follows:

    Variable Investment Option                Managed By
    --------------------------                ----------
    Fundamental Growth....................... Putnam Investment Management, Inc.


 . Each Trust prospectus is hereby amended by removing the pages describing the Fundamental Mid Cap Growth Fund and substituting the information on the fol-lowing two pages of this Supplement.

Fundamental Growth Fund
(Formerly Fundamental Mid Cap Growth Fund)


GOAL AND STRATEGY

This is a stock fund with a growth emphasis that seeks long-term growth in cap-ital.

The Fund invests primarily in the common stocks of large-sized and mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary fundamental equity research and a systematic screening approach. The manager screens the universe for stocks that meet minimum size and earnings growth criteria. The manager employs a proprie-tary quantitative model to rank stocks based on:

 . fundamental catalyst (such as earnings surprise and momentum);

\1valuation\(such as price-to sales ratio); and

 . financial strength (such as superior cash flow).

The manager uses fundamental equity research with a global equity research team to identify companies with characteristics such as:

 . strong and innovative management teams;

 . opportunities for above average growth within its industry;

 . strong competitive positioning relative to peers and suppliers;

 . sufficient financial strength to grow the business; and

 . reasonable valuations relative to earnings expectations.

The manager uses risk management tools and qualitative judgement to determine the Fund's sector, industry and stock-specific weightings. The Fund is broadly diversified by industry sector. The Fund normally invests in 90 to 150 stocks, with at least 65% (usually higher) of its assets in large and mid cap compa-nies. The Fund normally has 5% or less of its assets in cash and cash equiva-lents.

The Fund may purchase other types of securities, for example: American Deposi-tory Receipts (ADRs) and other U.S. dollar denominated securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Putnam Investment Management, Inc.
One Post Office Square
Boston, Massachusetts 02119

Managing since 1937
Managed approximately $391 billion
in assets at the end of 1999

FUND MANAGERS

Management by investment team overseen by:

Eric M. Wetlaufer, CFA
-----------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1997
Managing Director and Portfolio Manager at Cadence Capital Management (1991 --
 1997)
Began career in 1985

PAST PERFORMANCE

Because this Fund did not have a full year of operations as of December 31, 1999, no year-by-year total returns or average annual total returns can be shown for this Fund.

MAIN RISKS

Primary

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that mid cap stocks will underperform large cap and small cap stocks.


Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct equity investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Fundamental Growth Fund (formerly Fundamental Mid Cap Growth Fund)--
 Period ended December 31:                                            1999**
Net asset value, beginning of period                                  $10.00
Income from investment operations:
 Net investment income (loss)                                          (0.02)
 Net realized and unrealized gain (loss) on investments*                5.34
 Total from investment operations                                       5.32
Less distributions:
 Distributions from net investment income and capital paid in            --
 Distributions from net realized gain on investments sold              (0.90)
 Distributions in excess of income, capital paid in & gains              --
 Total distributions                                                   (0.90)
Net asset value, end of period                                        $14.42
Total investment return                                                54.57%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                           $9,175
Ratio of expenses to average net assets (%)***                          0.95%
Ratio of net investment income (loss) to average net assets (%)        (0.55)%
Turnover rate (%)                                                      61.66%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09% for the year ended Decem-ber 31.

                                                                               3